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                                                                   Exhibit 10.17

                                HF HOLDINGS, INC.

                             1999 JUNIOR MANAGEMENT
                                STOCK OPTION PLAN


1.   PURPOSE

         The purpose of this Stock Option Plan (the "Plan") is to advance the interests of HF Holdings, Inc., a Delaware corporation (the "Company"), by enhancing the ability of the Company and its subsidiaries (if any) to attract and retain able employees of the Company; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests of the Company through interests in shares of the Company's Common Stock, $.001 par value per share (the "Stock"). Any employee selected to receive an award under the Plan is referred to as a "participant".

         No option granted pursuant to the Plan shall be an incentive stock option, as defined in section 422 of the Internal Revenue Code of 1986, as amended.

2.   ADMINISTRATION

         The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have discretionary authority, not inconsistent with the express provisions of the Plan, (a) to grant option awards to such eligible persons as the Board may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine the terms and conditions of each award; (d) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (e) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and (f) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 9 the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him or her under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is cancelled, to grant a new award on such terms as the Board shall specify), except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by
Section 4(c) and Section 6(g).
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         The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. On and after registration of the Stock under the Securities Exchange Act of 1934 (the "1934 Act"), the Board shall delegate the power to select directors and officers to receive awards under the Plan and the timing, pricing, and amount of such awards to a Committee, all members of which shall be disinterested persons within the meaning of Rule 16b-3 under the 1934 Act and "outside directors" within the meaning of section 162(m)(4)(c)(i) of the Code.

3.   EFFECTIVE DATE AND TERM OF PLAN

         The Plan shall become effective on September 27, 1999.

         No awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

4.   SHARES SUBJECT TO THE PLAN

         (a) NUMBER OF SHARES. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be the subject of awards granted under the Plan shall be 333,000. If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall not be available for future grants. No employee shall be entitled to grants of options in excess of 330,000 shares, subject to adjustment in accordance with Section 4(c).

         (b) SHARES TO BE DELIVERED. Shares delivered under the Plan shall be authorized but unissued Stock, or if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

         (c) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization, or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares or securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.


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         The Board may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards, to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(g)), acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

5.   AWARDS; ETC.

         Persons eligible to receive awards under the Plan shall be those employees who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6.   TERMS AND CONDITIONS OF OPTIONS

         (a) EXERCISE PRICE OF OPTIONS. The exercise price of each option shall be determined by the Board, but the exercise price shall not be less, in the case of an original issue of authorized stock, than par value.

         (b) DURATION OF OPTIONS. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Expiration Date") shall be the date which is ten years from the date the option was granted or such earlier date as may be specified by the Board at the time the option is granted.

         (c) EXERCISE OF OPTIONS.

         (1) An option shall become exercisable at such time or times and upon such conditions as the Board shall specify. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

         (2) Any exercise of an option shall be in writing, signed by the proper person and furnished to the Company, accompanied by (i) such documents as may be required by the Board and (ii) payment in full as specified below in Section 6(d) for the number of shares for which the option is exercised.

         (3) The Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the


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                  grant of the option or in connection with exercise, the
                  participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by
                  (i) delivering to the Company Stock owned by such individual having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

                  In addition, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

         (4) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

         (d) PAYMENT FOR AND DELIVERY OF STOCK. Stock purchased upon exercise of an option under the Plan shall be paid for as follows: (i) in cash, check acceptable to the Company (determined in accordance with such guidelines as the Board may prescribe), or money order payable to the order of the Company, or
(ii) if so permitted by the Board, (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months unless the Board specifies a shorter period) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (B) by delivery of a promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Board, or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (D) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check or promissory note of the person exercising the option.

         (e) DELIVERY OF STOCK. A participant shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him under the Plan.


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         The Company shall not be obligated to deliver any shares of Stock (i)
until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         (f) NONTRANSFERABILITY OF AWARDS. No award may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an award may be exercised only by him or her.

         (g) MERGERS, ETC. In the event of any merger, consolidation, dissolution, or liquidation of the Company, the Board in its sole discretion may, as to any outstanding awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such awards as it may determine, or accelerate, amend, or terminate such awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any award, shall require payment or other consideration which the Board deems equitable in the circumstances).

7.   TERMINATION OF EMPLOYMENT

         If a participant's employment or other service relationship with the Company terminates prior to the Expiration Date the following shall apply:

         (a) Options that are not exercisable immediately prior to the termination shall terminate, except that the Board may in its sole discretion provide that the participant or beneficiary receive in cash, with respect to each share of Stock to which an option relates, the excess of (i) the share's fair market value on the date of the participant's termination, over (ii) the option exercise price.

         (b) To the extent exercisable immediately prior to termination of employment or other service, the option shall continue to be exercisable thereafter during the period prior to the Expiration Date and within 60 days following the termination (180 days in the event that a participant's service terminates by reason of death), unless the participant's employment or other service is terminated "for cause" as defined in (c) below, in which case all awards shall terminate immediately. Except as otherwise provided in an award, after completion of the 60-day (or 180-day) period, such awards shall terminate to the extent not previously exercised, expired, or terminated.


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         (c)      The following, as determined by the Board in its reasonable judgment, shall constitute "cause" termination: (i) a participant's failure to perform, or negligence in the performance of, his or her duties and responsibilities to the Company; (ii) a participant's fraud, embezzlement or other material dishonesty with respect to the Company; or (iii) other conduct by a participant that is harmful to the business, interest, or reputation of the Company; PROVIDED, HOWEVER, that, if the participant and the Company are parties to an employment agreement relating to the employment of such participant by the Company and such employment agreement contains a definition of "Cause" (or other similar term) similar in intent to the immediately preceding definition and relating to the termination by the Company of such employment, such definition in such employment agreement shall be substituted for such immediately foregoing definition for purposes of this Plan, but only with respect to such participant.

No option shall be exercised or surrendered in exchange for a cash payment after the Expiration Date.

         In the case of any award, the Board may provide in the case of any award for post-termination exercise provisions different from those expressly set forth in this Section 7, including without limitation terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the Expiration Date.

8.   EMPLOYMENT RIGHTS

         Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee of, or consultant or adviser to, the Company, its parent, or any subsidiary or affect in any way the right of the Company, its parent, or a subsidiary to terminate the participant's relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

9.   EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, AND TERMINATION

         Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.


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         The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards; provided that, except to the extent expressly required by the Plan, no such amendment shall adversely affect the rights of any participant (without his or her consent) under any award previously granted, nor shall such amendment, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 promulgated under Section 16 of the 1934 Act.


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                                HF HOLDINGS, INC.
                    1999 JUNIOR MANAGEMENT STOCK OPTION PLAN


THE SHARES RECEIVED UPON EXERCISE OF THIS OPTION SHALL BE SUBJECT TO THE RIGHTS, RESTRICTIONS AND OBLIGATIONS APPLICABLE TO SUCH SHARES, ALL AS PROVIDED IN THE STOCKHOLDERS AGREEMENT DATED AS OF SEPTEMBER 27, 1999 AMONG THE COMPANY AND CERTAIN OTHER PARTIES THERETO AS AMENDED AND IN EFFECT FROM TIME TO TIME, AND IN THE JOINDER AND SUPPLEMENT TO STOCKHOLDERS AGREEMENT, A COPY OF WHICH IS ATTACHED HERETO.

THIS OPTION IS NOT TRANSFERABLE BY THE OPTIONEE OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION, AND IS EXERCISABLE DURING THE OPTIONEE'S LIFETIME ONLY BY THE OPTIONEE.

                                    [FORM OF]
                        Non-Incentive Option Certificate
                        --------------------------------

         Stock option granted by HF Holdings, Inc., a Delaware corporation (the "Company"), to ___________ (the "Optionee"), pursuant to the Company's 1999 Junior Management Stock Option Plan (the "Plan"). All initially capitalized terms not otherwise defined herein shall have the meaning provided in the Plan.

1.       Grant of Option

         This certificate evidences the grant by the Company on September 27, 1999 to the Optionee of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, a total of __________ shares of Common Stock of the Company (the "Shares") at $5.83 per Share.

         The latest date on which this option may be exercised (the "Final Exercise Date") is the earlier of September 27, 2009 or a Termination Event as defined in clause (ii) of Section 1.9 of the Joinder and Supplement to Stockholders Agreement attached hereto as Exhibit A. The option evidenced by this certificate is not an incentive stock option.

         This option is subject to the vesting schedule set forth on Schedule 1 hereto and shall become exercisable as set forth thereon.

2.       Exercise of Option.

         Each election to exercise this option shall be in writing, signed by the Optionee or by his or her executor or administrator or by the person or persons to whom this option is transferred by will or the applicable laws of descent and distribution (the "Legal Representative"), and received by the Company at its principal office, accompanied by payment in full and by such additional documentation evidencing the right to exercise (or, in the case of a Legal Representative, of the authority of such person) as the Company may require. Such notice of election to exercise will include a commitment by the Optionee or Legal Representative to provide the Company with notice as required by Section 8 hereof. The purchase price may be paid (i) in cash or by personal check, bank check or money order payable to the order of the Company, (ii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver to the Company promptly upon the sale of the shares of Stock to be issued sufficient funds to pay the exercise price, or (iii) by any combination of the permissible forms of payment; provided, that so much of the purchase price as equals the par value of the Shares being purchased shall be paid other than by personal check.

3.       Stockholders Agreement

         The stock option evidenced by this certificate and any Shares transferred pursuant to the exercise of this option shall be subject to the Stockholders Agreement dated as of September 27, 1999 among the Company and certain other parties thereto as amended and in effect from time to time (the "Stockholders Agreement"), and no grant of options shall become effective unless and until the Optionee shall have executed a Joinder and Supplement to Stockholders Agreement substantially in the form of Exhibit A hereto. The option, and shares received upon exercise of the option, shall be subject to the rights, restrictions and obligations applicable to such options and shares all as provided from time to time in such Stockholders Agreement and the Joinder and Supplement to the Stockholders Agreement.

4.       Restrictions on Transfer

         In addition to the provisions of Section 3 above, if at the time this option is exercised the Company is a party to any agreement restricting the transfer of any outstanding shares of its Common Stock, this option may be exercised only if the Shares so acquired are made subject to the transfer restrictions set forth in that agreement (or if more than one such agreement is then in effect, the agreement specified by the Board).

         Certificates evidencing any shares purchased by an Optionee upon exercise of options granted hereby may bear the following legends, in addition to any legends which may be required by any agreement referred to in the immediately preceding paragraph:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, except pursuant to an effective registration, or exemption from registration under said Act."

         "The shares of stock represented by this certificate are subject to restrictions on voting and transfer set forth in the Stockholders Agreement dated as of September 27, 1999,


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         as amended and in effect from time to time. The Company will furnish a copy of such agreement to the holder of this certificate without charge upon written request."

         "The shares of stock represented by this certificate are also subject to certain call rights as provided in the Joinder and Supplement to Stockholders Agreement, dated as of __________, 1999, as amended and in effect from time to time, and were originally issued to, or were issued in respect of shares originally issued to, the following Junior Management Investor: ____________.

5.       Withholding

         No Shares will be transferred pursuant to the exercise of this option unless and until the person exercising this option shall have remitted to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements, or shall have made other arrangements satisfactory to the Company with respect to such taxes.

6.       Status Change

         Upon the termination of the Optionee's employment, this option shall terminate as to any Shares for which it was not exercisable immediately prior to termination; provided, that the Board in its sole discretion may provide (either prior to or following termination) that any or all of such portion of this option not otherwise exercisable prior to termination shall be treated as having become exercisable immediately prior to termination. As to that number of Shares for which the option was exercisable, or deemed exercisable by action of the Board, immediately prior to termination, it shall remain exercisable as follows:

         (i) if termination occurs for any reason other than death, for a period of 60 days following the date of termination, except as provided in clause (ii) below, but in no event beyond the Final Exercise Date, or

         (ii) following death, for a period of 180 days thereafter, but not beyond the Final Exercise Date.

Notwithstanding the foregoing, if the Optionee is terminated for cause (as provided in the Plan) the option shall immediately terminate as to all Shares subject to the option.

7.       Nontransferability of Option.

         Except as set forth in Sections 6 and 7 of the Stockholders Agreement, this option is not transferable by the Optionee other than by will or the applicable laws of descent and distribution, and is exercisable during the Optionee's lifetime only by the Optionee.


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8.       Effect on Employment.

         Neither the grant of Options hereunder, nor the issuance of the Shares upon exercise of such Options, shall give the Optionee any right to be retained in the employ of the Company, affect the right of the Company to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her employment at any time.

9.       Provisions of the Plan.

         This option is subject in its entirety to the provisions of the Plan, a copy of which is furnished to the Optionee with this option.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]


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                                              [Jr. Management Stock Option Plan]

         IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.


                                               HF HOLDINGS, INC.


                                               By:___________________________
                                                  Title:


Dated: _______________

                                  Schedule 1 to
                                Option Agreement
                                      under
                    1999 Junior Management Stock Option Plan


The following vesting schedule will apply:

         25% of the total number of Shares first indicated above shall become immediately exercisable on the date hereof.

         25% of the total number of Shares first indicated above shall become exercisable on each of September 27, 2000, September 27, 2001 and September 27, 2002.

         100% of the total number of Shares from time to time outstanding but not yet exercisable shall become exercisable upon a Liquidity Event (as defined in the Stockholders Agreement).